UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-08246

Exact name of registrant as specified in charter:	Delaware Investments Global Dividend
and Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	August 31, 2008

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Investments Global Dividend and Income Fund, Inc.

August 31, 2008

	Number of	Value
	Shares	(U.S.$)
Common Stock – 80.48%❖
Consumer Discretionary – 10.05%
†=@PAvado Brands	272	$0
Bayerische Motoren Werke	7,289	300,848
*Don Quijote	18,500	324,730
Gap	28,700	558,215
Kesa Electricals	99,864	294,176
*Lagardere	5,304	296,068
Limited Brands	29,300	609,440
Mattel	25,900	500,647
*NGK Spark Plug	26,000	287,334
*Publicis Groupe	12,198	408,821
*Round One	229	187,786
*Techtronic Industries	361,000	336,078
†Time Warner Cable Class A	2	54
Toyota Motor	7,780	347,147
WPP Group	26,662	259,505
		4,710,849
Consumer Staples – 7.83%
Coca-Cola Amatil	59,143	432,000
Greggs	3,013	195,035
Heinz (H.J.)	13,000	654,159
Kimberly-Clark	8,800	542,784
Kraft Foods Class A	20,200	636,502
Metro	5,919	329,053
Parmalat	128,024	352,256
Safeway	20,000	526,800
		3,668,589
Diversified REITs – 0.49%
Ascendas Real Estate Investment Trust	32,900	52,767
Cousins Properties	1,575	39,359
Digital Realty Trust	1,400	64,219
Liberty Property Trust	1,000	37,760
Vornado Realty Trust	370	36,800
		230,905
Energy – 6.42%
BP	64,403	618,997
Chevron	5,800	500,656
ConocoPhillips	5,800	478,558
Marathon Oil	11,400	513,798
†Petroleum Geo-Services	16,774	360,306
*Total	7,428	533,581
		3,005,896
Financials – 10.01%
Allstate	13,100	591,203
*AXA	13,453	429,236
Dexia	16,273	229,969
Discover Financial Services	36,200	595,490
Hartford Financial Services Group	7,300	460,484
*ING Groep CVA	14,204	442,501
Lehman Brothers Holdings	12,000	193,080
Mitsubishi UFJ Financial Group	42,194	320,734
Morgan Stanley	13,300	543,039

Nordea Bank FDR	28,260	374,448
Standard Chartered	11,768	318,454
*Wachovia	12,000	190,680
		4,689,318
Health Care – 12.17%
AstraZeneca	8,126	396,000
Bristol-Myers Squibb	26,800	571,912
Johnson & Johnson	9,000	633,870
Merck	14,900	531,483
Novartis	7,033	391,798
Novo-Nordisk Class B	6,595	368,145
Ono Pharmaceutical	5,200	272,300
Pfizer	27,000	515,970
Quest Diagnostics	11,400	616,170
*Sanofi-Aventis	4,322	306,616
Terumo	9,100	506,278
Wyeth	13,700	592,936
		5,703,478
Health Care REITs – 0.63%
HCP	2,400	86,928
Health Care REIT	2,575	133,565
Ventas	1,625	73,808
		294,301
Hotel REITs – 0.32%
Hersha Hospitality Trust	6,650	48,146
Host Hotels & Resorts	7,250	103,675
		151,821
Industrial REITs – 0.52%
AMB Property	2,185	99,177
ProLogis	3,360	144,682
		243,859
Industrials – 7.14%
Asahi Glass	30,000	318,496
†Bway Holding	900	11,430
*Cie de Saint-Gobain	4,826	294,839
Donnelley (R.R.) & Sons	19,500	543,660
Grupo Aeroportuario del Centro Norte ADR	1,800	27,162
Koninklijke Philips Electronics	13,067	424,534
†Northwest Airlines	11	108
†=@PPort Townsend	100	1
Teleperformance	10,135	361,950
Tomkins	138,681	375,876
Vallourec	1,345	374,154
Waste Management	17,400	612,131
		3,344,341
Information Technology – 9.27%
Canon	8,200	367,736
†CGI Group Class A	53,210	580,755
Ericsson LM Class B	33,600	383,538
Intel	26,900	615,203
International Business Machines	4,600	559,958
Motorola	61,400	578,388
Nokia	16,535	413,979
Samsung Electronics	684	320,741
Xerox	37,500	522,375
		4,342,673
Mall REITs – 1.70%
*General Growth Properties	6,700	173,731
Macerich	1,500	92,895
Simon Property Group	5,600	531,328
		797,954

Manufactured Housing REITs – 0.10%
Sun Communities	2,470	47,696
		47,696
Materials – 2.67%
duPont (E.I.) deNemours	13,800	613,272
*Lafarge	2,478	298,931
Linde	2,708	339,781
		1,251,984
Multifamily REITs – 0.95%
*American Campus Communities	2,420	73,374
*Apartment Investment & Management	4,046	143,390
Camden Property Trust	1,740	84,929
Equity Residential	3,400	143,481
		445,174
Office REITs – 0.60%
*Alexandria Real Estate Equities	1,200	129,252
Highwoods Properties	1,000	36,270
Mack-Cali Realty	900	36,378
SL Green Realty	900	77,400
		279,300
Real Estate Operating Companies – 0.11%
*Macquarie Infrastructure	2,500	51,875
		51,875
Self-Storage REITs – 0.18%
Public Storage	950	83,904
		83,904
Shopping Center REITs – 0.50%
Kimco Realty	4,300	159,702
Ramco-Gershenson Properties	3,200	73,984
		233,686
Specialty REITs – 0.47%
Entertainment Properties Trust	3,100	168,237
Plum Creek Timber	520	25,802
Potlatch	530	24,746
		218,785
Telecommunications – 6.20%
AT&T	16,900	540,631
†Century Communications	125,000	0
Chunghwa Telecom ADR	16,045	396,953
France Telecom	11,843	349,179
*Telefonos de Mexico ADR	5,600	137,592
*†Telemex Internacional ADR	13,000	183,430
Telstra	94,477	350,727
Verizon Communications	15,900	558,408
Vodafone Group	152,087	388,792
		2,905,712
Utilities – 2.15%
†Dynegy	1,650	9,834
†Mirant	53	1,568
National Grid	30,708	399,710
Progress Energy	13,700	598,415
		1,009,527
Total Common Stock (cost $38,655,943)		37,711,627

Convertible Preferred Stock – 4.04%
Automobiles & Automotive Parts – 0.17%
General Motors 5.25% exercise price $64.90, expiration date 3/6/32	6,750	78,165
		78,165
Banking, Finance & Insurance – 1.91%
Aspen Insurance Holdings 5.625% exercise price $29.28, expiration date 12/31/49	3,400	174,250
Fannie Mae 8.75% exercise price $32.45, expiration date 5/13/11	1,500	25,725
#Morgan Stanley 144A
11.00% exercise price $94.64, expiration date 1/7/09	1,700	155,202
35.50% exercise price $100.00, expiration date 10/28/08	800	515,787

XL Capital 7.00% exercise price $80.59, expiration date 2/15/09		3,000	25,230
			896,194
Cable, Media & Publishing – 0.25%
#Interpublic Group 144A 5.25% exercise price $13.66, expiration date 12/31/49		140	118,685
			118,685
Energy – 0.50%
Chesapeake Energy 4.50% exercise price $44.15, expiration date 12/31/49		1,275	159,853
El Paso Energy Capital Trust I 4.75% exercise price $41.59, expiration date 3/31/28		1,950	73,301
			233,154
Health Care & Pharmaceuticals – 0.39%
Mylan 6.50% exercise price $17.08, expiration date 11/15/10		100	90,112
Schering-Plough 6.00% exercise price $33.69, expiration date 8/13/10		500	92,625
			182,737
Telecommunications – 0.19%
Lucent Technologies Capital Trust I 7.75% exercise price $24.80, expiration date 3/15/17		120	88,230
			88,230
Utilities – 0.63%
Entergy 7.625% exercise price $86.81, expiration date 2/17/09		2,500	153,750
NRG Energy 5.75% exercise price $30.23, expiration date 3/16/09		440	139,398
			293,148
Total Convertible Preferred Stock (cost $2,350,003)			1,890,313

Preferred Stock – 1.72%
Industrials – 0.01%
=@PPort Townsend		20	4,871
			4,871
Leisure, Lodging & Entertainment – 0.51%
Red Lion Hotels Capital Trust 9.50%		10,226	240,413
			240,413
Real Estate – 1.20%
SL Green Realty 7.625%		22,000	489,060
W2007 Grace Acquisitions 8.75%		10,000	70,000
			559,060
Total Preferred Stock (cost $1,075,450)			804,344

		Principal
		Amount°
Agency Mortgage-Backed Security – 0.28%
Fannie Mae S.F. 30 yr TBA 5.00% 9/1/38	USD	135,000	129,769
Total Agency Mortgage-Backed Security (cost $128,334)			129,769

Convertible Bonds – 7.09%
Aerospace & Defense – 0.44%
#AAR 144A 1.75% 2/1/26 exercise price $29.43, expiration date 1/1/26		90,000	75,150
#L-3 Communications Holdings 144A 3.00% 8/1/35 exercise price $101.13, expiration date 8/1/35		110,000	130,213
			205,363
Basic Materials – 0.45%
Rayonier TRS Holdings 3.75% 10/15/12 exercise price $54.82, expiration date 10/15/12		135,000	135,675
#Sino-Forest 144A 5.00% 8/1/13 exercise price $20.29, expiration date 8/1/13		65,000	73,775

			209,450
Cable, Media & Publishing – 0.27%
#Playboy Enterprises 144A 3.00% 3/15/25 exercise price $17.02, expiration date 3/15/25		160,000	127,200
			127,200
Computers & Technology – 1.31%
Advanced Micro Devices
6.00% 5/1/15 exercise price $28.08, expiration date 5/1/15		90,000	51,638
#144A 6.00% 5/1/15 exercise price $28.08, expiration date 5/1/15		165,000	94,668
Euronet Worldwide 3.50% 10/15/25 exercise price $40.48, expiration date 10/15/25		165,000	135,712
Hutchinson Technology 3.25% 1/15/26 exercise price $36.43, expiration date 1/14/26		120,000	89,700
#Intel 144A 2.95% 12/15/35 exercise price $31.53, expiration date 12/15/35		105,000	103,687
Linear Technology 3.125% 5/1/27 exercise price $49.03, expiration date 5/1/27		70,000	68,775
SanDisk 1.00% 5/15/13 exercise price $82.36, expiration date 5/15/13		100,000	67,875
			612,055

Electronics & Electrical Equipment – 0.30%
Flextronics International 1.00% 8/1/10 exercise price $15.53, expiration date 8/1/10		150,000	140,250
			140,250
Energy – 0.25%
Peabody Energy 4.75% 12/15/41 exercise price 58.45, expiration date 12/15/41		35,000	44,888
Transocean
1.50% 12/15/37 exercise price $168.61, expiration date 12/15/37		35,000	36,181
1.65% 12/15/37 exercise price $168.61, expiration date 12/15/37		35,000	36,444
			117,513
Environmental Services – 0.06%
Allied Waste Industries 4.25% 4/15/34 exercise price $20.43, expiration date 4/15/34		31,000	29,954
			29,954
Health Care & Pharmaceuticals – 2.17%
Advanced Medical Optics 3.25% 8/1/26 exercise price $59.61, expiration date 8/1/26		205,000	142,988
#Allergan 144A 1.50% 4/1/26 exercise price $63.33, expiration date 4/1/26		150,000	163,124
Amgen
0.375% 2/1/13 exercise price $79.48, expiration date 2/1/13		85,000	83,088
#144A 0.375% 2/1/13 exercise price $79.48, expiration date 2/1/13		60,000	58,650
•Bristol-Myers Squibb 2.276% 9/15/23 exercise price $41.28, expiration date 9/15/23		100,000	100,400
CV Therapeutics 3.25% 8/16/13 exercise price $27.00, expiration date 8/16/13		45,000	35,100
fHologic 2.00% 12/15/37 exercise price $38.59, expiration date 12/15/37		85,000	69,806
LifePoint Hospitals 3.50% 5/15/14 exercise price $51.79, expiration date 5/14/14		40,000	36,200
Teva Pharmaceutical Finance 0.25% 2/1/26 exercise price $47.06, expiration date 2/1/26		120,000	128,250
•Wyeth 2.621% 1/15/24 exercise price $60.09, expiration date 1/15/24		200,000	201,599
			1,019,205
Real Estate – 0.19%
MeriStar Hospitality 9.50% 4/1/10 exercise price 10.18, expiration date 4/1/10		85,000	87,253

			87,253
Retail – 0.24%
Pantry 3.00% 11/15/12 exercise price $50.10, expiration date 11/15/12		65,000	51,106
#Saks 144A 2.00% 3/15/24 exercise price $11.97, expiration date 3/15/24		55,000	59,538
			110,644
Telecommunications – 0.99%
Level 3 Communications 3.50% 6/15/12 exercise price $5.46, expiration date 6/15/12		110,000	94,325
NII Holdings 3.125% 6/15/12 exercise price $118.32, expiration date 6/15/12		155,000	133,880
#Nortel Networks 144A
1.75% 4/15/12 exercise price $32.00, expiration date 4/15/12		40,000	28,650
2.125% 4/15/14 exercise price $32.00, expiration date 4/15/14		40,000	24,800
Qwest Communications International 3.50% 11/15/25 exercise price $5.61, expiration date 11/15/25		70,000	67,288
#Virgin Media 144A 6.50% 11/15/16 exercise price $19.22, expiration date 11/15/16		125,000	115,313
			464,256
Transportation – 0.14%
Bristow Group 3.00% 6/15/38 exercise price $77.34, expiration date 6/15/38		70,000	66,850
			66,850
Utilities – 0.28%
Dominion Resources 2.125% 12/15/23 exercise price $36.33, expiration date 12/15/23		110,000	132,413
			132,413
Total Convertible Bonds (cost $3,669,032)			3,322,406

Corporate Bonds – 24.56%
Banking – 1.20%
•Capital One FSB 2.888% 3/13/09		165,000	164,471
JPMorgan Chase Capital XXV 6.80% 10/1/37		187,000	160,083
@PWM Covered Bond Program 3.875% 9/27/11	EUR	190,000	238,197
			562,751
Basic Industry – 2.55%
California Steel Industries 6.125% 3/15/14	USD	30,000	26,325
Domtar 7.125% 8/15/15		50,000	48,500
#Evraz Group 144A 9.50% 4/24/18		100,000	96,250
Freeport McMoRan Copper & Gold 8.25% 4/1/15		86,000	90,414

Georgia-Pacific
7.70% 6/15/15	40,000	37,500
8.875% 5/15/31	62,000	59,055
Hexion US Finance 9.75% 11/15/14	35,000	29,313
Innophos 8.875% 8/15/14	45,000	46,350
#Innophos Holding 144A 9.50% 4/15/12	30,000	30,150
#MacDermid 144A 9.50% 4/15/17	63,000	57,960
Momentive Performance Materials 9.75% 12/1/14	82,000	74,415
NewPage
10.00% 5/1/12	50,000	48,750
#144A 10.00% 5/1/12	50,000	48,750
•Noranda Aluminum Acquisition 6.828% 5/15/15	40,000	34,400
Norske Skog Canada 8.625% 6/15/11	35,000	28,831
=@P†Port Townsend 12.431% 8/27/12	28,000	27,720
Potlatch 13.00% 12/1/09	88,000	95,926
#Rock-Tenn 144A 9.25% 3/15/16	35,000	36,050
Rockwood Specialties Group 7.50% 11/15/14	50,000	49,375
#Ryerson 144A
•10.176% 11/1/14	55,000	52,800
12.00% 11/1/15	20,000	19,700
#Sappi Papier Holding 144A 6.75% 6/15/12	75,000	63,015
#Steel Dynamics 144A 7.75% 4/15/16	75,000	73,594
•Verso Paper Holdings 6.551% 8/1/14	20,000	17,900
		1,193,043
Brokerage – 0.41%
Goldman Sachs Group 6.75% 10/1/37	185,000	163,250
LaBranche 11.00% 5/15/12	27,000	27,945
		191,195
Capital Goods – 1.88%
Associated Materials 9.75% 4/15/12	50,000	50,125
BWAY 10.00% 10/15/10	70,000	70,000
CPG International I 10.50% 7/1/13	32,000	24,800
DRS Technologies 7.625% 2/1/18	60,000	63,450
Graham Packaging
8.50% 10/15/12	30,000	28,425
9.875% 10/15/14	45,000	39,713
Graphic Packaging International 9.50% 8/15/13	75,000	70,875
Greenbrier 8.375% 5/15/15	60,000	55,500
Intertape Polymer 8.50% 8/1/14	26,000	22,393
#Moog 144A 7.25% 6/15/18	30,000	29,550
*NXP BV Funding 9.50% 10/15/15	150,000	101,999
Owens Brockway Glass Container 6.75% 12/1/14	110,000	109,724
*Sally Holdings 10.50% 11/15/16	50,000	50,500
Thermadyne Holdings 10.00% 2/1/14	55,000	52,663
Vitro 11.75% 11/1/13	55,000	51,563
Vought Aircraft Industries 8.00% 7/15/11	65,000	60,288
		881,568
Consumer Cyclical – 2.22%
Centex 4.55% 11/1/10	30,000	26,850
Denny's 10.00% 10/1/12	15,000	14,475
*Dollar General 10.625% 7/15/15	95,000	95,712
DR Horton
6.00% 4/15/11	5,000	4,525
7.875% 8/15/11	50,000	47,750
#Expedia 144A 8.50% 7/1/16	25,000	24,438
Ford Motor 7.45% 7/16/31	104,000	54,080
Ford Motor Credit 7.80% 6/1/12	115,000	85,470
General Motors
7.20% 1/15/11	60,000	38,700
*8.375% 7/15/33	100,000	50,000
GMAC 6.875% 8/28/12	173,000	101,566
Goodyear Tire & Rubber 9.00% 7/1/15	25,000	25,813

Lear 8.75% 12/1/16		114,000	86,355
Levi Strauss 9.75% 1/15/15		25,000	22,656
*Neiman Marcus Group 10.375% 10/15/15		75,000	73,500
Ryland Group 6.875% 6/15/13		55,000	48,400
Sonic Automotive 8.625% 8/15/13		25,000	19,375
*Tenneco Automotive 8.625% 11/15/14		110,000	94,050
Toll
8.25% 2/1/11		70,000	67,550
8.25% 12/1/11		15,000	14,475
Travelport 9.875% 9/1/14		55,000	45,238
			1,040,978
Consumer Non-Cyclical – 1.30%
ACCO Brands 7.625% 8/15/15		30,000	25,350
#AmBev International Finance 144A 9.50% 7/24/17	BRL	250,000	127,684
*Chiquita Brands International 8.875% 12/1/15	USD	55,000	47,163
*Constellation Brands 8.125% 1/15/12		85,000	85,425
Del Monte
*6.75% 2/15/15		15,000	14,175
8.625% 12/15/12		10,000	10,150
Iron Mountain
*6.625% 1/1/16		30,000	28,425
8.00% 6/15/20		30,000	29,325
*Jarden 7.50% 5/1/17		116,000	103,820
LVB Acquisition 10.00% 10/15/17		50,000	54,250
National Beef Packing 10.50% 8/1/11		32,000	32,160
Tysons Food 7.35% 4/1/16		25,000	23,696
Visant Holding 8.75% 12/1/13		30,000	28,725
			610,348
Energy – 3.28%
AmeriGas Partners 7.125% 5/20/16		57,000	53,295
Chesapeake Energy 6.375% 6/15/15		48,000	44,880
Complete Production Service 8.00% 12/15/16		25,000	24,688
Compton Petroleum Finance 7.625% 12/1/13		83,000	78,330
#Connacher Oil & Gas 144A 10.25% 12/15/15		75,000	77,813
#Copano Energy 144A 7.75% 6/1/18		30,000	28,050
Dynergy Holdings 7.75% 6/1/19		135,000	125,212
El Paso
6.875% 6/15/14		21,000	20,908
7.00% 6/15/17		5,000	4,924
#El Paso Performance-Linked Trust 144A 7.75% 7/15/11		46,000	46,736
Energy Partners 9.75% 4/15/14		27,000	24,098
Ferrellgas Finance Escrow 6.75% 5/1/14		45,000	39,375
Geophysique-Veritas
7.50% 5/15/15		13,000	13,000
7.75% 5/15/17		36,000	36,000
#Helix Energy Solutions 144A 9.50% 1/15/16		60,000	60,000
#Hilcorp Energy I 144A
7.75% 11/1/15		37,000	33,670
9.00% 6/1/16		52,000	50,960
Inergy Finance
6.875% 12/15/14		52,000	47,060
8.25% 3/1/16		20,000	18,900
International Coal Group 10.25% 7/15/14		55,000	56,100
#Key Energy Services 144A 8.375% 12/1/14		40,000	40,500
Mariner Energy 8.00% 5/15/17		60,000	55,200
#MarkWest Energy Partners 144A 8.75% 4/15/18		55,000	55,000
Massey Energy 6.875% 12/15/13		62,000	60,915
OPTI Canada
7.875% 12/15/14		25,000	24,844
8.25% 12/15/14		73,000	73,274
PetroHawk Energy
9.125% 7/15/13		57,000	57,000
#144A 7.875% 6/1/15		15,000	14,063

Petroleum Development 12.00% 2/15/18		30,000	31,500
Plains Exploration & Production
7.00% 3/15/17		46,000	41,630
7.625% 6/1/18		15,000	14,213
Range Resources 7.25% 5/1/18		25,000	24,375
Regency Energy Partners 8.375% 12/15/13		48,000	49,200
Whiting Petroleum 7.25% 5/1/13		87,000	83,954
Williams 7.50% 1/15/31		28,000	28,357
			1,538,024
Finance & Investments – 1.52%
GE Capital UK Funding 4.625% 1/18/16	GBP	114,000	187,080
General Electric Capital
5.125% 1/28/14	SEK	1,000,000	152,379
•6.50% 2/2/11	NOK	1,000,000	182,818
•Hartford Financial Services Group 8.125% 6/15/38	USD	25,000	23,531
•HSBC Financial 3.457% 4/24/10	CAD	101,000	93,394
Leucadia National 8.125% 9/15/15	USD	29,000	29,326
#Nuveen Investments 144A 10.50% 11/15/15		52,000	45,370
			713,898
Media – 1.35%
CCO Holdings Capital 8.75% 11/15/13		45,000	42,638
#Charter Communications Operating 144A 10.875% 9/15/14		145,000	152,974
Clear Channel Communications 5.50% 9/15/14		45,000	22,163
CSC Holdings
6.75% 4/15/12		20,000	19,600
#144A 8.50% 6/15/15		40,000	40,400
Dex Media West 9.875% 8/15/13		77,000	59,483
#DirecTV Holdings 144A 7.625% 5/15/16		50,000	50,125
Lamar Media 6.625% 8/15/15		60,000	53,507
#LBI Media 144A 8.50% 8/1/17		25,000	18,281
Quebecor Media 7.75% 3/15/16		67,000	63,314
Univision Communications 7.85% 7/15/11		55,000	49,500
#Videotron 144A 9.125% 4/15/18		55,000	58,094
			630,079
Real Estate – 0.11%
Host Hotels & Resorts 7.125% 11/1/13		55,000	52,113
			52,113
Services Cyclical – 1.91%
ARAMARK Services 8.50% 2/1/15		103,000	104,287
Cardtronics 9.25% 8/15/13		67,000	63,985
Corrections Corporation of America 6.25% 3/15/13		25,000	24,625
FTI Consulting 7.625% 6/15/13		99,000	103,207
Gaylord Entertainment 8.00% 11/15/13		57,000	52,583
Global Cash Access 8.75% 3/15/12		55,000	52,800
Harrah's Operating
5.50% 7/1/10		65,000	54,925
#144A 10.75% 2/1/16		35,000	23,713
Hertz 8.875% 1/1/14		29,000	27,296
Kansas City Southern de Mexico 9.375% 5/1/12		103,000	108,149
#Lender Processing Services 144A 8.125% 7/1/16		25,000	25,531
MGM MIRAGE 7.50% 6/1/16		60,000	49,200
‡Northwest Airlines 10.00% 2/1/09		15,000	150
Pinnacle Entertainment 8.75% 10/1/13		40,000	39,700
#Pokagon Gaming Authority 144A 10.375% 6/15/14		71,000	74,373
Seabulk International 9.50% 8/15/13		30,000	31,538
#Seminole Indian Tribe of Florida 144A
7.804% 10/1/20		40,000	38,697
8.03% 10/1/20		20,000	19,594
			894,353
Services Non-Cyclical – 1.29%
Advanced Medical Optics 7.50% 5/1/17		55,000	49,500

*#Bausch & Lomb 144A 9.875% 11/1/15		90,000	92,699
Casella Waste Systems 9.75% 2/1/13		68,000	67,660
Community Health Systems 8.875% 7/15/15		75,000	76,125
CRC Health 10.75% 2/1/16		29,000	22,475
HCA
9.25% 11/15/16		80,000	82,500
PIK 9.625% 11/15/16		90,000	91,013
•HealthSouth 9.133% 6/15/14		55,000	56,444
Select Medical 7.625% 2/1/15		65,000	56,225
Universal Hospital Services PIK 8.50% 6/1/15		11,000	11,000
			605,641
Technology & Electronics – 1.03%
•Freescale Semiconductor 6.651% 12/15/14		45,000	33,413
International Business Machines 4.00% 11/11/11	EUR	200,000	284,752
Sungard Data Systems
9.125% 8/15/13	USD	58,000	59,160
10.25% 8/15/15		101,000	102,263
			479,588
Telecommunications – 3.14%
•Centennial Communications 8.541% 1/1/13		37,000	37,000
Cincinnati Bell 7.00% 2/15/15		25,000	23,125
Citizens Communications 7.125% 3/15/19		185,000	160,950
Cricket Communications 9.375% 11/1/14		107,000	106,599
Hughes Network Systems 9.50% 4/15/14		52,000	52,650
ΩInmarsat Finance 10.375% 11/15/12		103,000	105,446
Intelsat Jackson Holdings 11.25% 6/15/16		117,000	123,289
#Intelsat Subsidiary Holdings 144A 8.875% 1/15/15		15,000	14,906
Lucent Technologies 6.45% 3/15/29		42,000	29,400
MetroPCS Wireless 9.25% 11/1/14		107,000	106,599
Nortel Networks
•7.041% 7/15/11		62,000	57,815
10.75% 7/15/16		40,000	37,200
#144A 10.75% 7/15/16		5,000	4,650
*PAETEC Holding 9.50% 7/15/15		30,000	24,450
Qwest Capital Funding 7.25% 2/15/11		67,000	64,739
Sprint Capital 8.375% 3/15/12		150,000	151,239
Sprint Nextel 6.00% 12/1/16		45,000	41,127
Time Warner Telecom Holdings 9.25% 2/15/14		40,000	40,750
Virgin Media Finance 8.75% 4/15/14		65,000	62,400
Windstream 8.125% 8/1/13		207,000	205,964
#XM Satellite Radio Holdings 144A 13.00% 8/1/13		25,000	22,125
			1,472,423
Utilities – 1.37%
AES
8.00% 10/15/17		41,000	40,590
#144A 8.00% 6/1/20		15,000	14,438
#144A 8.75% 5/15/13		16,000	16,640
Edison Mission Energy 7.625% 5/15/27		25,000	22,688
Elwood Energy 8.159% 7/5/26		92,051	87,293
Midwest Generation 8.30% 7/2/09		35,781	36,228
Mirant North America 7.375% 12/31/13		62,000	61,845
NRG Energy 7.375% 2/1/16		53,000	52,470
Orion Power Holdings 12.00% 5/1/10		50,000	54,250
#Texas Competitive Electric Holdings 144A 10.25% 11/1/15		255,000	255,637
			642,079
Total Corporate Bonds (cost $11,977,541)			11,508,081

Foreign Agencies – 2.92%
Germany – 2.92%
KFW
3.50% 7/4/21	EUR	228,000	295,324
4.125% 7/4/17	EUR	523,000	742,861
4.95% 10/14/14	CAD	85,000	85,771
8.00% 12/21/12	NZD	160,000	116,357

Rentenbank 1.375% 4/25/13	JPY	14,000,000	129,236
Total Foreign Agencies (cost $1,294,285)			1,369,549

Regional Agencies – 0.96%
Australia – 0.96%
New South Wales Treasury 6.00% 5/1/12	AUD	377,000	319,944
Queensland Treasury 6.00% 8/14/13	AUD	152,000	129,023
Total Regional Agencies (cost $443,477)			448,967

Regional Authority – 0.31%
Canada – 0.31%
Quebec Province 4.50% 12/1/18	CAD	154,000	146,476
Total Regional Authority (cost $151,416)			146,476

«Senior Secured Loans – 0.35%
Ford Motor 5.776% 11/29/13	USD	138,974	108,323
Talecris Biotherapeutics 2nd Lien 9.18% 12/6/14		55,000	54,106
Total Senior Secured Loans (cost $176,974)			162,429

Sovereign Agencies – 0.73%
Norway – 0.73%
Kommunalbanken
4.25% 10/24/11	NOK	940,000	166,190
8.00% 10/19/10	NZD	250,000	177,735
Total Sovereign Agencies (cost $336,735)			343,925

Sovereign Debt – 12.73%
Argentina – 0.05%
Republic of Argentina 8.28% 12/31/33	USD	31,500	23,515
			23,515
Austria – 1.07%
#Republic of Austria 144A 4.00% 9/15/16	EUR	350,000	501,142
			501,142
Canada – 0.29%
Canadian Government 4.25% 6/1/18	CAD	135,000	134,574
			134,574
France – 1.24%
France Government O.A.T.
4.00% 10/25/38	EUR	30,000	39,250
4.00% 4/25/55	EUR	420,000	539,763
			579,013
Germany – 1.12%
Deutschland Republic
4.00% 1/4/18	EUR	105,400	152,731
5.625% 1/4/28	EUR	226,000	373,015
			525,746
Iceland – 0.27%
Iceland Treasury Notes 8.50% 6/12/09	ISK	10,887,000	125,958
			125,958
Indonesia – 0.45%
Republic of Indonesia
10.00% 9/17/24	IDR	1,000,000,000	91,199
10.25% 7/15/22	IDR	625,000,000	58,956
10.25% 7/15/27	IDR	644,000,000	59,012
			209,167
Japan – 4.31%
Japan Government
5 yr Bond 1.30% 6/20/13	JPY	71,450,000	666,467
10 yr Bond 1.70% 3/20/17	JPY	46,600,000	444,187
20 yr Bond 2.30% 6/20/26	JPY	78,000,000	744,785
30 yr Bond 2.40% 3/20/37	JPY	17,550,000	164,489
			2,019,928

Malaysia – 0.66%
Malaysian Government
3.756% 4/28/11	MYR	535,000	157,157
7.00% 3/15/09	MYR	509,000	152,606
			309,763
Mexico – 0.55%
Mexican Government
7.25% 12/15/16	MXN	1,334,000	120,562
8.00% 12/17/15	MXN	360,000	34,133
9.00% 12/20/12	MXN	908,000	90,224
10.00% 12/5/24	MXN	135,000	14,885
			259,804
Poland – 0.67%
Poland Government
4.75% 4/25/12	PLN	317,000	133,008
6.25% 10/24/15	PLN	410,000	182,137
			315,145
Republic of Korea – 0.38%
Government of South Korea 4.25% 12/7/21	EUR	140,000	178,757
			178,757
Sweden – 0.11%
Sweden Government 5.50% 10/8/12	SEK	330,000	53,662
			53,662
United Kingdom – 1.56%
U.K. Treasury
5.00% 3/7/12	GBP	190,300	353,300
5.00% 3/7/18	GBP	123,300	233,795
5.25% 6/7/12	GBP	57,000	106,748
9.00% 7/12/11	GBP	17,000	34,686
			728,529
Total Sovereign Debt (cost $5,907,911)			5,964,703

Supranational Banks – 3.89%
Asia Development Bank 0.50% 10/9/12	AUD	199,000	134,056
European Bank for Reconstruction & Development 12.50% 3/23/09	ISK	19,600,000	235,362
European Investment Bank
1.40% 6/20/17	JPY	35,300,000	324,531
4.25% 12/7/10	GBP	173,000	309,876
4.75% 10/15/17	EUR	287,000	427,266
Inter-American Development Bank 7.25% 5/24/12	NZD	378,000	267,643
International Bank for Reconstruction & Development 12.25% 8/4/10	BRL	200,000	123,164
Total Supranational Banks (cost $1,831,331)			1,821,898
		Number of
		Shares
Exchange Traded Fund – 0.09%
UltraShort Real Estate ProShares		489	41,893
Total Exchange Traded Fund (cost $41,732)			41,893

Limited Partnership – 0.15%
*Brookfield Infrastructure Partners		4,000	72,000
Total Limited Partnership (cost $76,018)			72,000

Warrants – 0.00%
†=@PPort Townsend		20	0
†#Solutia 144A, exercise price $7.59, expiration date 7/15/09		130	0
Total Warrant (cost $11,539)			0
		Principal
		Amount°
Repurchase Agreements** – 6.03%
Bank of America 1.97%, dated 8/29/08, to be
repurchased on 9/2/08, repurchase price $450,099
(collateralized by U.S. Government obligations,
4.75% 12/31/08; with market value $459,109)	USD	450,000	450,000

BNP Paribas 2.00%, dated 8/29/08, to be
repurchased on 9/2/08, repurchase price $2,376,528
(collateralized by U.S. Government obligations, 3.875%
5/15/09 - 7/2/09; with market value $2,427,463)	2,376,000	2,376,000
Total Repurchase Agreements (cost $2,826,000)		2,826,000

Total Value of Securities Before Securities Lending Collateral – 146.33%
(cost $70,953,721)		68,564,380
	Number of
	Shares
Securities Lending Collateral*** – 10.37%
Investment Companies
Mellon GSL DBT II Collateral Fund	4,856,568	4,856,568
Total Securities Lending Collateral (cost $4,856,568)		4,856,568

Total Value of Securities – 156.70%
(cost $75,810,289)		73,420,948 ©
Obligation to Return Securities Lending Collateral*** – (10.37%)		(4,856,568)
Borrowing Under Line of Credit – (49.09%)		(23,000,000)
Receivables and Other Assets Net of Liabilities (See Notes) – 2.76%		1,291,525
Net Assets Applicable to 5,190,559 Shares Outstanding – 100.00%		$46,855,905

°Principal amount shown is stated in the currency in which each security is denominated.

AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CHF – Swiss Franc
EUR – European Monetary Unit
GBP – British Pound Sterling
IDR – Indonesian Rupiah
ISK – Iceland Krona
JPY – Japanese Yen
MXN – Mexican Peso
MYR – Malaysia Ringgit
NOK – Norwegian Kroner
NZD – New Zealand Dollar
PLN – Polish Zloty
SEK – Swedish Krona
USD – United States Dollar

❖Securities have been classified by type of business.
@Illiquid security. At August 31, 2008, the aggregate amount of illiquid securities was $270,789, which represented 0.58% of the Fund’s net assets. See Note 7 in “Notes.”
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At August 31, 2008, the aggregate amount of fair valued securities was $32,592, which represented 0.07% of the Fund’s net assets. See Note 1 in "Notes."
†Non income producing security.
•Variable rate security. The rate shown is the rate as of August 31, 2008.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At August 31, 2008, the aggregate amount of Rule 144A securities was $4,380,564 which represented 9.35% of the Fund’s net assets. See Note 7 in “Notes.”
fStep coupon bond. Coupon increases periodically based on a predetermined schedule. Stated rate in effect at August 31, 2008.
‡Non income producing security. Security is currently in default.
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
*Fully or partially on loan.
**See Note 1 in “Notes.”
***See Note 6 in “Notes.”
©Includes $4,845,902 of securities loaned.
PRestricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At August 31, 2008, the aggregate amount of the restricted securities was $270,789 or 058% of the Fund's net assets. Further details on these holdings appear below and in Note 7 in "Notes."

	Date of
Investment	Acquisition	Cost	Value
Avado Brands	4/2/02	$30,611	$0
Port Townsend	9/12//07	62,400	1
Port Townsend	8/27/07	19,800	4,871
Port Townsend 12.431% 8/27/12	8/27/07	27,720	27,720
Port Townsend	8/27/07	480	0
WM Covered Bond Program 3.875% 9/27/11	11/20/06	250,520	238,197
Total			$270,789

Summary of Abbreviations:
ADR – American Depositary Receipt
CVA – Dutch Certificate
FDR – Federal Depositary Receipt
O.A.T. – Obligation Assimilable au Tresor (Treasury Obligation)
PIK – Payment-in-kind
REIT – Real Estate Investment Trust
S.F. – Single Family
TBA – To Be Announced
yr – Year

The following foreign currency exchange contracts and foreign cross currency exchange contracts were outstanding at August 31, 2008:

Foreign Currency Exchange Contracts1

					Unrealized
Contracts to					Appreciation
Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
AUD	(809,087)	USD	690,192	9/30/08	$(1,867)
BRL	(456,876)	USD	280,000	9/30/08	(292)
CAD	(138,382)	USD	132,132	10/31/08	1,916
CHF	126,418	USD	(115,492)	10/31/08	(613)
EUR	160,464	ISK	(19,747,315)	10/31/08	1,335
EUR	84,665	NOK	(673,784)	10/31/08	318
EUR	65,000	PLN	(213,044)	9/30/08	1,686
EUR	(181,016)	USD	282,912	9/30/08	17,802
EUR	(631,822)	USD	988,739	9/30/08	63,394
EUR	1,822,794	USD	(2,848,608)	9/30/08	(179,007)
EUR	(374,043)	USD	584,464	9/30/08	36,654
EUR	183,198	USD	(286,247)	9/30/08	(17,941)
GBP	(240,880)	USD	478,853	9/30/08	40,802
GBP	(292,960)	USD	582,471	9/30/08	49,710
IDR	(2,189,724,500)	USD	235,908	9/30/08	(3,389)
JPY	(61,946,037)	USD	566,778	10/31/08	(4,565)
JPY	106,670,000	USD	(979,253)	10/31/08	4,589
JPY	144,054,722	USD	(1,322,914)	10/31/08	5,736
JPY	92,183,496	USD	(842,605)	10/31/08	7,625
MXN	(2,079,252)	USD	205,358	9/30/08	4,160
MXN	(516,924)	USD	50,380	9/30/08	360
MYR	(504,545)	USD	155,724	9/30/08	6,991
NOK	(341,215)	USD	66,086	9/30/08	3,358
NZD	163,934	JPY	(12,624,984)	10/31/08	(2,788)
NZD	(340,519)	USD	253,176	9/30/08	15,978
NZD	(694,759)	USD	508,564	9/30/08	24,611
PLN	(257,493)	USD	114,952	10/31/08	2,266
SEK	853,098	EUR	(91,024)	10/31/08	(1,367)
SEK	(1,370,515)	USD	215,693	10/31/08	4,085
					$81,547

The use of foreign currency exchange contracts and foreign cross currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 4 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Investments Global Dividend and Income Fund, Inc. (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in collective investment vehicle (Collective Trust), is valued at unit value per share. Foreign currency exchange contracts and forward foreign cross currency exchange contracts are valued at the mean between the bid and asked prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes – The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective May 30, 2008, the Fund adopted FAS Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Repurchase Agreements – The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Distributions – The Fund has a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains to the extent permitted and, if necessary, a return of capital. The current annualized rate is $0.96 per share ($0.08 monthly). The Fund continues to evaluate its monthly distribution in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date as an estimate, subject to reclassification upon notice of the character of such distributions by the issuer.

2. Investments
At August 31, 2008, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At August 31, 2008, the cost of investments and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments	$75,881,609
Aggregate unrealized appreciation	4,360,141
Aggregate unrealized depreciation	(6,820,802)
Net unrealized depreciation	$(2,460,661)

Effective December 1, 2007, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs that are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the above FAS 157 fair value hierarchy levels as of August 31, 2008:

	Securities	Derivatives
Level 1	$29,472,157	$-
Level 2	42,565,519	81,547
Level 3	1,383,272	-
Total	$73,420,948	$-

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Balance as of 11/30/07	$834,625
Net realized gain (loss)	3,769
Net change in unrealized
appreciation/depreciation	(570,559)
Net purchases, sales and settlements	865,437
Net transfers in and/or out of Level 3	250,000
Balance as of 8/31/08	$1,383,272

Net change in unrealized
appreciation/depreciation from
Investments still held as of 8/31/08	$(79,765)

3. Line of Credit
For the period ended August 31, 2008, the Fund borrowed money pursuant to a $25,000,000 Line of Credit Agreement with The Bank of New York Mellon (BNY Mellon). At August 31, 2008, the par value of loans outstanding was $23,000,000 at the Fed Funds rate of 2.24% plus 0.25%. During the period ended August 31, 2008, the average daily balance of loans outstanding was $23,000,000 at a weighted average Fed Funds rate of approximately 2.256% plus 0.25%. The maximum amount of loans outstanding at any time during the period was $23,000,000. Interest on borrowings is based on market rates in effect at the time of borrowing. The commitment fee is computed at a rate of 0.10% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

4. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

5. Swap Contracts
The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund’s receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the period ended August 31, 2008, the Fund did not enter into CDS contracts as a purchaser or seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

CDSs may involve greater risks than if a Fund had invested in the referenced obligation directly. CDSs are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enter into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts.

6. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a Collective Trust established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor's Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At August 31, 2008, the value of securities on loan was $4,845,902, for which the Fund received collateral, comprised of non-cash collateral valued at $231,715, and cash collateral of $4,856,568. Investments purchased with cash collateral are presented on the schedule of investments under the caption “Securities Lending Collateral.”

7. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended August 31, 2008. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

8. Subsequent Events

Lehman Bankruptcy
At August 31, 2008, Delaware Investments Global Dividend and Income Fund, Inc. had direct and indirect exposure to investments with Lehman Brothers Holdings Inc. (“Lehman”) or Lehman’s affiliates, including bonds and derivatives for which Lehman or Lehman’s affiliates was the issuer or counterparty. On September 15, 2008, Lehman filed for Chapter 11 bankruptcy protection.

With respect to direct exposure to Lehman, the Fund held securities valued at approximately 0.41% of net assets as of August 31, 2008. With respect to indirect exposure, the Fund’s exposure through foreign currency exchange contracts where Lehman or Lehman’s affiliate was counterparty was approximately 0.25% of net assets (which represents the net unrealized appreciation/depreciation on the Fund’s books) as of August 31, 2008.

As of September 15, 2008, approximately 0.00% and 0.26% of the Fund’s net assets were subject to direct and indirect exposure of Lehman or Lehman’s affiliates (before collateral), respectively.

Credit Agreement
In October 2008, Delaware Investments Global Dividend and Income Fund, Inc. reduced the amount borrowed pursuant to a Credit Agreement with BNY Mellon to approximately $15 million as of October 27, 2008. The reduction in the amount borrowed was made so that the Fund could meet the asset coverage requirements set forth in the Credit Agreement.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: